UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2014

QR Energy, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35010	90-0613069
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5 Houston Center

1401 McKinney Street, Suite 2400

Houston, Texas 77010

(Address of principal executive office) (Zip Code)

(713) 452-2200

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 18, 2014, QR Energy, LP, a Delaware limited partnership (the “Partnership”), held a special meeting of unitholders (the “Special Meeting”) at which unitholders approved (i) the previously announced Agreement and Plan of Merger, dated as of July 23, 2014 (the “Merger Agreement”), by and among the Partnership, QRE GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), Breitburn Energy Partners LP, a Delaware limited partnership (“Breitburn”), Breitburn GP LLC, a Delaware limited liability company and the general partner of Breitburn, and Boom Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of Breitburn (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Partnership (the “Merger”), with the Partnership continuing as the surviving entity and as a wholly owned subsidiary of Breitburn and (ii) on an advisory, non-binding basis, the compensation to be paid or become payable to the Partnership’s named executive officers in connection with the Merger.

The proposals submitted to the Partnership’s unitholders at the Special Meeting are described in detail in the Partnership’s definitive proxy statement filed with the Securities and Exchange Commission on October 17, 2014. The final results regarding each proposal are set forth below:

1.	The proposal to adopt the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
52,007,999	1,307,387	158,316	0

2.	The proposal to approve, on an advisory, non-binding basis, the compensation to be paid or become payable to the Partnership’s named executive officers in connection with the Merger was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
49,594,944	3,239,099	639,659	0

3.	The proposal to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there were not sufficient votes to adopt the Merger Agreement at the time of the Special Meeting was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
51,604,941	1,596,087	272,674	0

Item 8.01.	Other Events.

On November 18, 2014, the Partnership and Breitburn issued a joint press release announcing the voting results of the Special Meeting. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Joint Press Release, dated November 18, 2014, issued by QR Energy, LP and Breitburn Energy Partners LP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QR Energy, LP

By:	QRE GP, LLC, its general partner

By:	/s/ Gregory S. Roden
Name:	Gregory S. Roden
Title:	Senior Vice President & General Counsel

Dated: November 18, 2014

Exhibit Index

(d)	Exhibits

99.1	Joint Press Release, dated November 18, 2014, issued by QR Energy, LP and Breitburn Energy Partners LP.